Exhibit 99.1

MedMen Completes Sale of Florida Assets

08/22/2022

Company considering strategic alternatives for New York’s adult-use market.

LOS ANGELES--(BUSINESS WIRE)-- MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier cannabis retailer with operations across the United States, today announced the close of a $67 million deal with Florida-based private company Green Sentry Holdings LLC (“Green Sentry”) for the Company’s Florida-based operations, including its license, dispensaries, inventory, and cultivation operations. The deal is comprised of $63 million in cash and approximately $4 million in liabilities to be assumed by Green Sentry. The deal also includes the license of MedMen’s trademarks in the state.

“We are pleased to announce the successful completion of this deal, particularly given the challenging economic environment we are operating in,” said Ed Record, MedMen’s CEO. “The sale of MedMen’s Florida assets marks an important step in the company’s restructuring efforts designed to provide greater financial flexibility and a stronger, leaner operating structure – and ultimately put us on a path to being EBITDA positive.”

Continued Record, “We also are making great strides in improving our relationships with our partners and vendors, as well as increasing our support of social equity initiatives – both are priorities as we reestablish MedMen’s company culture and brand.”

MedMen also announced it’s currently exploring strategic alternatives for New York, where the Company operates a cultivation facility and four dispensaries under the state’s existing medical program. MedMen’s operational footprint is primed to benefit from the pending rollout of recreational sales in New York.

Added Record, “We are focused on maximizing our existing footprint, including our operations in New York. New York’s adult-use market will be game-changing for the entire industry, and we are considering all options to ensure strong shareholder return. This includes the potential sale of assets and/or licensing of the MedMen trademark.”

Terms of the agreement with Green Sentry are available in an 8-K filed on Aug. 22, 2022.

About MedMen:

MedMen is a premier American cannabis retailer with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and New York. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red, Moss and LuxLyte, through its premium retail stores, proprietary delivery service, as well as curbside and in-store pickup. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Forward Looking Statements:

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of Canadian securities laws (each referred to as “forward-looking statements”). Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to MedMen, as applicable, or that MedMen, deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. The forward-looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

View source version on businesswire.com: https://www.businesswire.com/news/home/20220822005677/en/

MedMen Media Contact:

Lisa Weser

Trailblaze

MedMen@Trailblaze.co

MedMen Investor Relations Contact:

Investors@MedMen.com

Source: MedMen Enterprises Inc.